Exhibit 10.75

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A

CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY

WITH THE COMMISSION: [****]

AMENDMENT NUMBER 31 TO

AMENDED AND RESTATED INTERACTIVE MARKETING AGREEMENT

This Amendment Number 31 to Amended and Restated Interactive Marketing Agreement (“Amendment 31”) is entered into by and between AOL INC. (“AOL”) and GOOGLE INC. (“Google”), effective as of December 15, 2010 (the “Amendment 31 Effective Date”) and amends the Amended and Restated Interactive Marketing Agreement, dated October 1, 2003, as amended by Amendments 1 through 30 (the “IMA”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties” and capitalized terms not defined in this Amendment have the meanings given to those terms in the IMA. The Parties agree as follows:

A. Client Applications. The Parties entered into the Thirtieth Amendment to the IMA with an effective date of September 1, 2010 (“Amendment 30”). Section 3 of Exhibit A of Amendment 30 lists [****] AOL Client Applications that are [****]. Pursuant to Section 3 of Exhibit A of Amendment 30, Google hereby agrees to add such [****] AOL Client Applications to the “List of Existing AOL Client Applications” by deleting Exhibit A of Amendment 30 in its entirety and replacing it with Exhibit 1 of this Amendment 31 attached hereto.

B. [****] Query Screenshots. The Parties hereby agree that Exhibit E of Amendment 30 is deleted in its entirety and replaced with Exhibit 2 of this Amendment 31 attached hereto. Exhibit 2 of this Amendment 31 is a complete set of representative screenshots of each [****] Query implementation [****] as of the Amendment 31 Effective Date. For clarity, as of the Amendment 31 Effective Date, the reference to “Exhibit E of the Thirtieth Amendment” set forth in Section 6.1(ii) (Queries) of Amendment 30 will be a reference to Exhibit 2 of this Amendment 31.

C. Content Targeted URLs. The URLs set forth in Exhibit 3 of this Amendment 31 attached hereto is a complete list of all URLs controlled by AOL that may implement Content Targeted Advertising Services as of the Amendment 31 Effective Date. Exhibit 3 of this Amendment 31 supersedes any and all previously existing lists of Content Targeted URLs, Subsequent Carriage Plan(s) and the Initial Carriage Plan.

D. Order of Precedence. This Amendment 31 is supplementary to and modifies the IMA. The terms of this Amendment 31 supersede provisions in the IMA only to the extent that the terms of this Amendment 31 and the IMA expressly conflict. However, nothing in this Amendment 31 shall be interpreted as invalidating the IMA, and provisions of the IMA shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Amendment 31. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the IMA under this Amendment 31 shall be interpreted to have full force and effect on any other relevant provisions of the IMA (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

E. Entire Agreement. This Amendment 31 constitutes the entire agreement with respect to the subject matter hereof. The Amendment 31 supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

F. Counterparts; Facsimile. This Amendment 31 may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Amendment 31 may be executed by facsimile.

[Remainder of this page intentionally left blank; signature page follows.]

Google Confidential		EXECUTION COPY
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IN WITNESS WHEREOF, the Parties have executed this Amendment 31 to the IMA.

AOL INC.		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Nikesh Arora

Name:	Steven Quan	Name:	Nikesh Arora

Title:	VP Business Development	Title:	President, Global Sales and Business Development Google Inc.

Date:	12/15/10	Date:	2010.12.22 17:06:47 -08’00’

Google Confidential		EXECUTION COPY
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[Legal Department aa/MC Google]

Exhibit 1 of Amendment 31

1. List of Existing [****] AOL Websites.

[****]

2. List of Existing AOL Client Applications and Existing [****] AOL Client Applications.

2008 Olympic Games Toolbar

AIM Client Application

AIM Toolbar

AOL Black Friday Toolbar

AOL Classifieds Toolbar

AOL Fantasy Football Toolbar

AOL Halloween Toolbar

AOL Homework Help Toolbar

AOL Mail Toolbar

AOL Michael Jackson Toolbar

AOL News Toolbar

AOL Radio Toolbar

AOL Real Estate Toolbar

AOL Safety Toolbar

AOL Scrapbooking Toolbar

AOL Search Toolbar

AOL Service Client Application 9.5

AOL Service Client Application 9.6

AOL Tennis Toolbar

AOL Toolbar

AOL TV Toolbar

AOL Yellow Pages Toolbar

Asylum Toolbar

Black Voices Toolbar

College Hoops Toolbar

Compuserve Client App

Coupons Toolbar

DailyFinance Toolbar

Digital City Toolbar

D-Link Toolbar

Elections Toolbar

Fanaticos Toolbar

Fanhouse Toolbar

Games.com Toolbar

Gateway (US)

Green Toolbar

Holiday Shopping Toolbar

HP US Toolbar

Lemondrop Toolbar

MapQuest Toolbar

MGM Stargate Toolbar

Moviefone Toolbar

PoliticsDaily Toolbar

PopEater Toolbar

RentedSpaces Toolbar

SHOUTcast Toolbar

Sony (US Toolbar and portal)

Spinner Toolbar

St. Louis Rams Toolbar

Google Confidential		EXECUTION COPY
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Truveo Toolbar

Tunome Toolbar

Verizon Toolbar

Washington Capitals Toolbar

Washington Redskins Toolbar

WinAmp Client Application (US)

WinAmp Toolbar

Google Confidential		EXECUTION COPY
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Exhibit 2 of Amendment 31

A Complete Set of Representative Screenshots of

each [****]

[****] [18 pages]

Google Confidential		EXECUTION COPY
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Exhibit 3 of Amendment 31

A Complete List of Content Targeted URLs as of December 1, 2010

[****] [2 pages]

Google Confidential		EXECUTION COPY
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